EXHIBIT 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Company's Registration Statements on Form S-8 (Nos. 2-96616, 33-677, 2-83297, 33-17875,
33-25396,  33-25674, 33-19911, 333-02033, 333-61073, 333-73205 and 333-92141) of
our report dated June 7, 2000 appearing on page 1 of the Ralston Purina Company Savings Investment Plan's Annual Report on Form 11-K for the year ended December 31, 1999.



/s/  PricewaterhouseCoopers  LLP
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PricewaterhouseCoopers  LLP
St.  Louis,  Missouri
June 26, 2000